UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 Or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 8, 2019

Pillarstone Capital REIT
(Exact name of registrant as specified in charter)

Maryland	001-15409	39-6594066
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2600 South Gessner, Suite 555
Houston, Texas	77063
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (832) 810-0100
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.
On October 8, 2019, Pillarstone Capital REIT (the “Company”, “we”, “our” or “us”), through an indirect wholly owned subsidiary, Whitestone Industrial-Office, LLC, a Texas limited liability company, sold a portfolio of three properties in Houston, Texas consisting of Corporate Park West located at 1718 N. Fry Road, Plaza Park located at 7503 South Freeway, and Corporate Park Woodland located at 210-240 Spring Hill Drive (collectively, the "Portfolio") to HMC Fuller Corporate Park West, LLC, HMC Fuller Plaza Park, LLC and HMC Fuller Corporate Park Woodland, LLC, respectively, (collectively, the "Buyer") for $39.7 million in the aggregate (the "Disposition"). The Buyer is an unaffiliated third party. The Company does not have a material relationship with the Buyer, and the Disposition was not an affiliated transaction.

Net proceeds, after customary closing deductions, were used to pay $25.1 million of mortgage debt secured by the Portfolio and other properties, and after the Disposition, the Company paid the remaining $5.7 million balance of the Company’s $15.5 million loan from Whitestone REIT Operating Partnership, LP, a company affiliated with certain members of the Company's management team and Board of Trustees.

Item 9.01 Financial Statements and Exhibits.

(b) Pro Forma Financial Information
Set forth in this Item 9.01(b) are the following unaudited pro forma consolidated financial statements illustrating the estimated effect of the Disposition described in Item 2.01 above as if the Disposition had previously occurred on the dates specified below:

•	The accompanying Unaudited Pro Forma Consolidated Balance Sheet as of June 30, 2019 has been prepared as if the Disposition had occurred as of that date.

•
The accompanying Unaudited Pro Forma Consolidated Statements of Operations for the six months ended June 30, 2019 and the year ended December 31, 2018 have been prepared as if the Disposition occurred as of January 1, 2018.

Pillarstone Capital REIT and Subsidiaries
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
As of June 30, 2019
(in thousands, except per share data)

	Pillarstone Capital REIT and Subsidiaries(a)	Pro Forma Adjustments(b)		Pro Forma Total

ASSETS
Real estate assets, at cost
Property	$78,919	$(23,626)		$55,293
Accumulated depreciation	(6,623)	2,006		(4,617)
Total real estate assets	72,296	(21,620)		50,676
Cash and cash equivalents	1,740	13,436		15,176
Escrows and utility deposits	1,353	(1,139)		214
Accrued rents and accounts receivable, net of allowance for doubtful accounts	1,643	(701)		942
Receivable due from related party	89	—		89
Unamortized lease commissions and deferred legal costs, net	1,097	(307)		790
Prepaid expenses and other assets	183	(28)		155
Total assets	$78,401	$(10,359)		$68,042

LIABILITIES AND EQUITY
Liabilities:
Notes payable	$46,544	$(25,129)	(c)	$21,415
Accounts payable and accrued expenses	2,132	(541)		1,591
Payable due to related party	597	—		597
Convertible notes payable - related parties	198	—		198
Accrued interest payable	269	(79)		190
Tenants' security deposits	1,313	(426)		887
Total liabilities	51,053	(26,175)		24,878
Shareholders' Equity:
Preferred A Shares - $0.01 par value, 1,518,000 authorized: 256,636 Class A cumulative convertible shares issued and outstanding at June 30, 2019, $10.00 per share liquidation preference	3	—		3
Preferred C Shares - $0.01 par value, 300,000 authorized: 231,944 Class C cumulative convertible shares issued and outstanding, $10.00 per share liquidation preference at June 30, 2019	2	—		2
Common Shares - $0.01 par value, 400,000,000 authorized: 443,299 shares issued and 405,169 outstanding at June 30, 2019	4	—		4
Additional paid-in capital	28,147	—		28,147
Accumulated deficit	(26,242)	2,934		(23,308)
Treasury stock, at cost, 38,130 shares	(801)	—		(801)
Total Pillarstone Capital REIT shareholders' equity	1,113	2,934		4,047
Noncontrolling interest in subsidiary	26,235	12,882		39,117
Total equity	27,348	15,816		43,164
Total liabilities and equity	$78,401	$(10,359)		$68,042

Pillarstone Capital REIT and Subsidiaries

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

As of June 30, 2019

(a)    Historical financial information derived from the Company's Form 10-Q as of June 30, 2019.

(b)    Unless otherwise noted, represents adjustments to reflect the disposition of the Portfolio. The sale price of the
Portfolio was $39.7 million.

(c)    Represents the reduction of debt from repaying $25.1 million of mortgage debt.

Pillarstone Capital REIT and Subsidiaries
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2019
(in thousands, except share and per share data)

	Pillarstone Capital REIT and Subsidiaries(a)	Pro Forma Adjustments(b)		Pro Forma Total

Revenues
Rental	$7,650	$(2,192)		$5,458
Transaction and other fees	23	(3)		20
Total revenues	7,673	(2,195)		5,478

Operating expenses
Depreciation and amortization	1,559	(513)		1,046
Operating and maintenance	1,722	(279)		1,443
Real estate taxes	1,295	(429)		866
General and administrative	374	—		374
Management fees	436	(138)		298
Total operating expenses	5,386	(1,359)		4,027

Other expenses
Interest expense	1,045	(472)	(c)	573
Loss on disposal of assets	8	—		8
Total other expense	1,053	(472)		581

Income before income taxes	1,234	(364)		870

Provision for income taxes	(98)	11		(87)

Net income	1,136	(353)		783

Less: Noncontrolling interest in subsidiary	1,059	(287)		772

Net income attributable to Common Shareholders	$77	$(66)		$11

Earnings Per Share:
Basic income per Common Share:
Net income available to Common Shareholders	$0.19			$0.03
Diluted income per Common Share:
Net income available to Common Shareholders	$0.03			$—

Weighted average number of Common Shares outstanding:
Basic:	405,169			405,169
Diluted:	2,778,219			2,778,219

Pillarstone Capital REIT and Subsidiaries

NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2019

(a)    Historical financial information derived from the Company's Form 10-Q for the six months ended June 30, 2019.

(b)    Unless otherwise noted, amounts represent the historical operations of the Portfolio as reflected in the historical statement of operations of the Company for the six months ended June 30, 2019.

(c)    Represents the reduction of interest expense from repaying $25.1 million of mortgage debt.

Pillarstone Capital REIT and Subsidiaries
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2018
(in thousands, except share and per share data)

	Pillarstone Capital REIT and Subsidiaries(a)	Pro Forma Adjustments(b)		Pro Forma Total

Revenues
Rental	$17,072	$(4,453)		$12,619
Transaction and other fees	108	(23)		85
Total revenues	17,180	(4,476)		12,704

Operating expenses
Depreciation and amortization	3,566	(1,004)		2,562
Operating and maintenance	3,966	(640)		3,326
Real estate taxes	2,720	(767)		1,953
General and administrative	776	(59)		717
Management fees	1,008	(276)		732
Total operating expenses	12,036	(2,746)		9,290

Other expenses (income)
Interest expense	2,832	(945)	(c)	1,887
Gain on sale of properties	(7,778)	—		(7,778)
Loss on disposal of assets	55	—		55
Total other expense	(4,891)	(945)		(5,836)

Income before income taxes	10,035	(785)		9,250

Provision for income taxes	(229)	22		(207)

Net income	9,806	(763)		9,043

Less: Noncontrolling interest in subsidiary	8,490	(621)		7,869

Net income attributable to Common Shareholders	$1,316	$(142)		$1,174

Earnings Per Share:
Basic income per Common Share:
Net income available to Common Shareholders	$3.25			$2.90
Diluted income per Common Share:
Net income available to Common Shareholders	$0.44			$0.38

Weighted average number of Common Shares outstanding:
Basic:	405,169			405,169
Diluted:	3,066,027			3,066,027

Pillarstone Capital REIT and Subsidiaries

NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

For the Year Ended December 31, 2018

(a)    Historical financial information derived from the Company's Form 10-K ended December 31,2018. Expenses within categories have been reclassified for consistency in the Company's Form 10-Q for June 30, 2019. The
reclassifications had no effect on the reported results of operations.

(b)    Unless otherwise noted, amounts represent the historical operations of the Portfolio as reflected in the historical statement of operations of the Company for the year ended December 31, 2018.

(c)    Represents the reduction of interest expense from repaying $25.1 million of mortgage debt.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PILLARSTONE CAPITAL REIT

Date:	October 11, 2019	By: /s/ John J. Dee
Name: John J. Dee Title: Chief Financial Officer and Senior Vice President